Summary Prospectus Supplement

March 16, 2022

Morgan Stanley Institutional Fund Trust

Supplement dated March 16, 2022, to the Morgan Stanley Institutional Fund Trust Summary Prospectuses dated January 28, 2022

Core Plus Fixed Income Portfolio
High Yield Portfolio
(the "Funds")

The following changes will take effect on April 29, 2022:

•  Class IS shares of the Funds will be renamed Class R6 shares;

•  The minimum initial investment amount for Class I shares of the Funds will be reduced to $1 million;

•  The minimum initial investment amount for Class R6 shares of the Funds will be reduced to $5 million;

•  The contingent deferred sales charge holding period for Class A shares of the Funds that are not subject to any sales charges at the time of purchase will be reduced to 12 months after purchase; and

•  The contingent deferred sales charge for Class A shares of the Funds that are not subject to any sales charges at the time of purchase will be increased to 0.75%. This contingent deferred sales charge will apply only to Class A shares purchased after April 29, 2022.

Accordingly, the following changes will be made to each Summary Prospectus effective April 29, 2022:

Each instance of "Class IS" in each Summary Prospectus is hereby deleted and replaced with "Class R6."

Footnote 1 in the section of each Summary Prospectus entitled "Fund Summary—Fees and Expenses" is hereby deleted in its entirety and replaced with the following:

Investments in Class A shares that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 0.75% that will be imposed if you sell your shares within 12 months after purchase, except for certain specific circumstances. See "Shareholder Information—How To Redeem Fund Shares" for further information about the CDSC waiver categories.

In the section of each Summary Prospectus entitled "Fund Summary—Purchase and Sale of Fund Shares," the minimum initial investment amount for Class I shares and Class R6 shares of the Funds will be reduced to $1 million and $5 million, respectively.

Please retain this supplement for future reference.

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